UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2006
KOS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	000-22171	65-0670898

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1 CEDAR BROOK DRIVE
CRANBURY, NJ 08512-3618
(Address of principal executive offices)
609-495-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a—12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On September 6, 2006, Kos Pharmaceuticals, Inc. (the “Company”) entered into an agreement (the “Amendment”) with Merck KGaA, (“Merck”) amending the Distribution, Patent & Trademark License, Marketing and Supply Agreement between the Company and Merck dated as of October 23, 2002 (the “2002 Agreement”). The Amendment removes all references to Advicor from the 2002 Agreement and, therefore, returns to the Company the Advicor rights that were previously subject to the 2002 Agreement. The 2002 Agreement remains unchanged with respect to Niaspan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOS PHARMACEUTICALS, INC.
By: /s/Andrew I. Koven
Name:	Andrew I. Koven
Title:	Executive Vice President and General Counsel and Corporate Secretary

Dated: September 12, 2006

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